UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 7, 2024

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $1.00 par value per share	WEYS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Weyco Group, Inc. 2024 Incentive Plan

At the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) of Weyco Group, Inc. (the “Company”), the Company’s shareholders approved the Weyco Group, Inc. 2024 Incentive Plan (the “2024 Plan”). The 2024 Plan is a stock and cash-based incentive plan, and includes provisions by which the Company may grant directors, officers, and other salaried employees stock options, restricted stock, restricted stock units, performance shares, and cash incentive awards, as described in the Company’s Definitive Proxy Statement for the 2024 Annual Meeting (the “Proxy Statement”).

The full text of the 2024 Plan was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on April 5, 2024, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2024 Annual Meeting on May 7, 2024.  There were 9,507,265 outstanding shares eligible to vote as of March 15, 2024, the record date for the 2024 Annual Meeting.  At the meeting, the following actions were taken:

(i)The shareholders elected seven directors to the Company’s Board of Directors for terms expiring at the Annual Meeting in the year 2025.  The directors elected, as well as the number of votes cast for, votes withheld and broker non-votes for each individual are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Tina Chang	7,040,468	762,658	843,864
Robert Feitler	7,109,986	693,140	843,864
John W. Florsheim	7,676,919	126,207	843,864
Thomas W. Florsheim	7,571,922	231,204	843,864
Thomas W. Florsheim, Jr.	7,764,179	38,947	843,864
Cory L. Nettles	7,182,083	621,043	843,864
Frederick P. Stratton, Jr.	7,168,611	634,515	843,864

(ii)The shareholders approved a proposal to ratify the Audit Committee’s appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, with the following votes:

Amount
Votes for approval:	8,498,692
Votes against:	145,049
Abstentions:	3,249
Broker Non-Votes:	-

(iii)The Weyco Group, Inc. 2024 Incentive Plan was approved by the shareholders with the following votes:

Amount
Votes for approval:	6,454,990
Votes against:	1,341,162
Abstentions:	6,974
Broker Non-Votes:	843,864

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1

Weyco Group, Inc. 2024 Incentive Plan (incorporated by reference to Appendix A of the Weyco Group, Inc. Definitive Proxy Statement for its 2024 Annual Meeting, as filed with the Securities and Exchange Commission on April 5, 2024).

104 Cover Page Interactive Data File (formatted as inline XBRL).

* * * * *

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2024	WEYCO GROUP, INC.

/s/ Judy Anderson
Judy Anderson
Vice President, Chief Financial Officer and Secretary